UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2010

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2010, the Board of Directors of Trinity Industries, Inc. (the "Company") elected Douglas L. Rock as an independent member of the Company’s Board of Directors, effective immediately. Mr. Rock has also been appointed to the Audit Committee and the Human Resources Committee of the Board of Directors effective immediately. Mr. Rock will receive the Company’s standard non-employee director compensation as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2009. Mr. Rock was awarded 4,105 restricted stock units that convert to common stock upon retirement from the Board and vest immediately prior to the 2011 Annual Meeting. Mr. Rock has no arrangement or understanding with any person regarding his selection as a director of the Company. Mr. Rock does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K. The September 9, 2010 press release regarding the election of Mr. Rock is being filed with the Current Report on Form 8-K as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2010, the Board of Directors of the Company amended the Bylaws of Trinity Industries, Inc. to (i) increase the number of directors from eleven (11) to twelve (12), (ii) provide that the list of stockholders be kept on file at the principal place of business of the Company, rather than its registered office, for a period of ten (10) days prior to each meeting of stockholders, and (iii) clarify that officers chosen by the Board of Directors are described as "elected" officers rather than "executive" officers.

Item 9.01 Financial Statements and Exhibits.

The following are filed as exhibits to this Report:

99.1 Press release by the Company dated September 9, 2010 announcing the election of Douglas L. Rock as a director of the Company.

99.2 Amended and Restated Bylaws of the Company dated September 9, 2010.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

September 10, 2010	By:	James E. Perry

Name: James E. Perry
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release by the Company dated September 9, 2010 announcing the election of Douglas L. Rock as a director of the Company.
99.2	Amended and Restated Bylaws of the Company dated September 9, 2010.